SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

[X]     Filed  by  the  Registrant
[  ]     Filed  by  a  party  other  than  the  Registrant
Check  the  appropriate  box:
[X]     Preliminary  Proxy  Statement
[  ]     Confidential,  For  Use  of  the  Commission Only (as permitted by Rule
14a-6(e)(2))
[  ]     Definitive  Proxy  Statement
[  ]     Definitive  Additional  Materials
[  ]     Soliciting  Material  Under  Rule  14a-12

                            The Female Health Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of filing fee (Check the appropriate box):
[X]     No  fee  required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:
                                 Not Applicable
--------------------------------------------------------------------------------
(2)  Aggregate  number  of  securities  to  which  transaction  applies:
                                 Not Applicable
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                 Not Applicable
--------------------------------------------------------------------------------
(4)  Proposed  maximum  aggregate  value  of  transaction:
                                 Not Applicable
--------------------------------------------------------------------------------
(5)  Total  fee  paid:
                                 Not Applicable
--------------------------------------------------------------------------------

[  ]     Fee  paid  previously  with  preliminary  materials.
--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount  previously  paid:
                                 Not Applicable
--------------------------------------------------------------------------------
(2)  Form,  Schedule  or  Registration  Statement  No.:
                                 Not Applicable
--------------------------------------------------------------------------------
(3)  Filing  Party:
                                 Not Applicable
--------------------------------------------------------------------------------
(4)  Date  Filed:
                                 Not Applicable
--------------------------------------------------------------------------------

                            THE FEMALE HEALTH COMPANY
                             515 North State Street
                                   Suite 2225
                             Chicago, Illinois 60610

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MARCH 15, 2002

     To  the  Shareholders  of  The  Female  Health  Company:

     Notice is hereby given that the Annual Meeting of the Shareholders of The Female Health Company (the "Company" or "FHC") will be held at the Renaissance Chicago Hotel, Rhine Room, Third Floor, One West Wacker Drive, Chicago, Illinois 60601-1802, on March 15, 2002 at 2:00 p.m., local time, for the following purposes:

     1. To amend the Company's Amended and Restated Articles of Incorporation to increase the number of shares of the Company's Common Stock authorized from 27,000,000 to 35,500,000. Details of the proposed increase in authorized shares of Common Stock are set forth in the accompanying Proxy Statement which you are urged to read carefully.

     2. To elect eight members to the Board of Directors, the names of whom are set forth in the accompanying proxy statement, to serve until the 2003 Annual Meeting.

     3. To consider and act upon a proposal to ratify the appointment of McGladrey & Pullen, LLP as the Company's independent public accountants for the fiscal year ending September 30, 2002.

     4. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

     Shareholders of record at the close of business on January 15, 2002 are entitled to vote at the Annual Meeting. All shareholders are cordially invited to attend the Annual Meeting in person. Shareholders who are unable to be present in person are requested to execute and return promptly the enclosed proxy, which is solicited by the Board of Directors of the Company.

                                       By  Order  of  the  Board  of  Directors,


                                       William  R.  Gargiulo,  Jr.
                                       Secretary

Chicago,  Illinois
February  6,  2002

                            THE FEMALE HEALTH COMPANY
                             515 North State Street
                                   Suite 2225
                             Chicago, Illinois 60610

                                 PROXY STATEMENT
                               FOR THE 2002 ANNUAL
                             MEETING OF SHAREHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Female Health Company (the "Company") to be voted at the Annual Meeting of Shareholders to be held at the Renaissance Chicago Hotel, Rhine Room, Third Floor, One West Wacker Drive, Chicago, Illinois 60601-1802, at 2:00 p.m. local time on March 15, 2002, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. The mailing to shareholders of this Proxy Statement and accompanying form of proxy will take place on or about February 6, 2002.

                               GENERAL INFORMATION

     The Board of Directors knows of no business which will be presented to the Annual Meeting other than the matters referred to in the accompanying Notice of Meeting. However, if any other matters are properly presented to the Annual Meeting, it is intended that the persons named in the proxy will vote on such matters in accordance with their judgment. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked at any time before it has been voted by a later dated proxy or a vote in person at the Annual Meeting. Shares represented by properly executed proxies received on behalf of the Company will be voted at the Annual Meeting (unless revoked prior to their vote) in the manner specified therein. If no instructions are specified in a signed proxy returned to the Company, the shares represented thereby will be voted FOR:
(a) the amendment of the Company's Amended and Restated Articles of Incorporation; (b) the election of the directors listed in the enclosed proxy; and (c) ratification of McGladrey & Pullen, LLP as the Company's independent auditors.

     Only holders of the Company's Common Stock (the "Common Stock") and holders of the Company's Class A Convertible Preferred Stock-Series 1 (the "Series 1
Preferred Stock") whose names appear of record on the books of the Company at the close of business on January 15, 2002 are entitled to vote at the Annual Meeting. On that date, there were 16,000,316 shares of Common Stock and 660,000 shares of Series 1 Preferred Stock outstanding. Each share of Common Stock and Series 1 Preferred Stock is entitled to one vote on each matter to be presented at the Annual Meeting. A majority of the votes entitled to be cast with respect to each matter submitted to the shareholders, represented either in person or by proxy, shall constitute a quorum with respect to such matter.

     Under Wisconsin law, directors are elected by plurality, meaning that the eight individuals receiving the largest number of votes are elected as directors, and the ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the shares represented, in person or by proxy, at the Annual Meeting. In addition, under Wisconsin law, an amendment to the Company's Amended and Restated Articles of Incorporation must be approved by the affirmative vote of holders of two-thirds of the shares "entitled" to vote on the proposal. Abstentions and broker nonvotes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instruction from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owners) will count toward the quorum requirement but will not count toward the determination of whether directors are elected or the appointment of the independent auditors is ratified. However, because the amendment to the Company's Amended and Restated Articles of Incorporation must be approved by the affirmative vote of holders of two-thirds of the Company's outstanding Common Stock and Series 1 Preferred Stock, voting together, abstentions and broker nonvotes will act as a vote against the proposed amendment.

      AMENDMENT OF COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                    (ITEM 1)

     The Company's Amended and Restated Articles of Incorporation authorize the issuance of 32,015,000 shares consisting of: (a) 27,000,000 shares designated as "Common Stock" with a par value of $0.01 per share; (b) 5,000,000 shares designated as "Class A Preferred Stock" with a par value of $0.01 per share; and
(c) 15,000 shares designated as "Class B Preferred Stock" with a par value of $0.50 per share. The proposed amendment to the Company's Amended and Restated Articles of Incorporation will increase the number of shares of Common Stock which the Company is authorized to issue from 27,000,000 to 35,500,000. The additional 8,500,000 shares of Common Stock will be part of the existing class of Common Stock, and if and when issued, will have the same rights and privileges as the shares of Common Stock presently issued and outstanding.

PURPOSE  OF  THE  PROPOSED  AMENDMENT

     As of January 15, 2002, the Company had 16,000,316 shares of Common Stock, and 660,000 shares of Series 1 Preferred Stock outstanding. In addition, as of January 15, 2002, the Company has reserved 13,617,033 shares of Common Stock for the purposes of covering options outstanding under the Company's stock option plans, warrants outstanding, conversion of Series 1 Preferred Stock and conversion of convertible debentures. In September 2001, the holders of exercisable stock options to purchase an aggregate of 2,659,800 shares of Common Stock agreed to waive their rights to exercise such options until the proposed amendment to the Company's Amended and Restated Articles of Incorporation is filed following approval at the Annual Meeting. In consideration for these waivers, the Company agreed to reduce the exercise price of such options to $0.56 per share. Excluding the stock options covered by these waivers, as of the date of this proxy statement, the Company has 42,451 unreserved and unissued shares of Common Stock available for future transactions. If the proposed amendment to the Company's Amended and Restated Articles of Incorporation is approved at the Annual Meeting, the stock options covered by these waivers will become exercisable again and the Company would have 5,882,651 unreserved and unissued shares of Common Stock available for future transactions.

     Except as described above, the Company has no present plans, understandings or requirements for the issuance or use of the proposed additional shares of Common Stock. However, the Board of Directors believes that the authority to issue additional shares of Common Stock is desirable so that, as the need may arise, the Company will have the flexibility to issue shares of Common Stock, without the delay of a special shareholders' meeting, in connection with possible future transactions, including equity financings and management incentive or employee benefit plans.

CERTAIN  EFFECTS  OF  THE  PROPOSED  AMENDMENT

     If the proposed amendment to the Company's Amended and Restated Articles of Incorporation is approved and effected, future issuances of shares of Common Stock may not require the approval of the Company's shareholders. As a result, the Board of Directors could issue shares of Common Stock in a manner that might have the effect of discouraging or making it more difficult for a third party to acquire control of the Company through a tender offer or proxy solicitation or to effect a merger or other business combination that is not favored by the Board of Directors. In addition, issuances of shares of Common Stock may increase the number of shares of Common Stock that may become available for sale in the public market and could adversely affect the price of the Common Stock in the public market. The issuance of additional shares of Common Stock could also adversely affect the voting power of the existing shareholders, including the loss of voting control to others. Holders of Common Stock do not have preemptive rights or other rights to subscribe for additional shares in the event that the Board of Directors determines to issue additional shares of Common Stock in the future.

NO  DISSENTER'S  RIGHTS

     Under Wisconsin law, shareholders are not entitled to dissenters' rights with respect to the proposed amendment to the Company's Amended and Restated Articles of Incorporation.

RECOMMENDATION  OF  THE  BOARD  OF  DIRECTORS

     The Board of Directors recommends that the shareholders vote FOR the proposed amendment to the Company's Amended and Restated Articles of Incorporation. All shares of Common Stock represented by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted FOR the proposal unless a vote against or an abstention with respect to such proposal is specifically indicated. If the proposal is adopted by the requisite vote of shareholders, the Board of Directors will promptly cause Articles of Amendment to be filed with the Department of Financial Institutions of the State of Wisconsin. The Articles of Amendment will become effective upon such filing.

                              ELECTION OF DIRECTORS
                                    (Item 2)

     Pursuant to the authority contained in the Amended and Restated By-Laws of the Company, the Board of Directors has established the number of directors at eight. The Board of Directors has nominated William R. Gargiulo, Jr., Mary Ann Leeper, Ph.D., O.B. Parrish, Stephen M. Dearholt, David R. Bethune, Michael R. Walton, James R. Kerber and Richard E. Wenninger for election as directors, all to serve until the 2003 Annual Meeting of Shareholders.

     As indicated below, all persons nominated by the Board of Directors are incumbent directors. The Company anticipates that all of the nominees listed in this Proxy Statement will be candidates when the election is held. However, if for any reason any nominee is not a candidate at that time, proxies will be voted for any substitute nominee designated by the Company (except where a proxy withholds authority with respect to the election of directors).

                       NOMINEES FOR ELECTION AS DIRECTORS

O.B.  PARRISH
Age:  68;  Elected  Director:  1987;  Present  Term  Ends:  2002  Annual Meeting

     O.B. Parrish has served as Chief Executive Officer of the Company since 1994, as acting Chief Financial and Accounting Officer from February 1996 to March 1999 and as the Chairman of the Board and a Director of the Company since 1987. Mr. Parrish is a shareholder and has served as the President and as a Director of Phoenix Health Care of Illinois, Inc. ("Phoenix of Illinois") since 1987. Phoenix of Illinois owns approximately 295,000 shares of Common Stock. Mr. Parrish also is Chairman and a Director of ViatiCare, LLC, a financial services company, Chairman and a Director of MIICRO Inc., a neuroimaging company, and Chairman and a Director of Amerimmune

Pharmaceuticals, Inc. Mr. Parrish is also a trustee of Lawrence University. From 1977 until 1986, Mr. Parrish was President of the Global Pharmaceutical Group of G.D. Searle & Co. ("Searle"), a pharmaceutical/consumer products company. From 1974 until 1977, Mr. Parrish was the President of Searle International, the foreign sales operations of Searle. Prior to that, Mr. Parrish was Executive Vice President of Pfizer's International Division.

MARY  ANN  LEEPER,  PH.D.
Age:  61;  Elected  Director:  1987;  Present  Term  Ends:  2002  Annual Meeting

     Dr. Leeper has served as the President and Chief Operating Officer of the Company since 1996 and as President and Chief Executive Officer of The Female Health Company Division from May 1994 until January 1996, as Senior Vice President-Development of the Company from 1989 until January 1996 and as a Director of the Company since 1987. Dr. Leeper is a shareholder and has served as a Vice President and Director of Phoenix of Illinois since 1987. From 1981 until 1986, Dr. Leeper served as Vice President-Market Development for Searle's Pharmaceutical Group and in various Searle research and development management positions. As Vice President-Market Development, Dr. Leeper was responsible for worldwide licensing and acquisition, marketing and market research. In earlier positions, she was responsible for preparation of new drug applications and was a liaison with the FDA. Dr. Leeper currently serves on the Board of Directors of the Temple University School of Pharmacy, the University of Virginia School of Nursing and the Northwestern University School of Music. Dr. Leeper is also on the Board of CEDPA, an international not-for-profit organization working on women's issues in the developing world and is a Director of Influx, Inc., a pharmaceutical research company. She is also an adjunct professor at the University of Virginia Darden School of Business.

WILLIAM  R.  GARGIULO,  JR.
Age:  73;  Elected  Director:  1987;  Present  Terms  Ends:  2002 Annual Meeting

     William R. Gargiulo, Jr. has served as Secretary of the Company from 1996 to present, as Vice President from 1996 to September 30, 1998, as Assistant Secretary of the Company from 1989 to 1996, as Vice President-International of The Female Health Company Division from 1994 until January 1996, as Chief Operating Officer of the Company from 1989 to 1994, and as General Manager of the Company from 1988 to 1994. Mr. Gargiulo has also served as a Director of the Company since 1987. Mr. Gargiulo is a Trustee of a trust which is a shareholder of Phoenix of Illinois. From 1984 until 1986, Mr. Gargiulo was the Executive Vice President of the Pharmaceutical Group of Searle, in charge of Searle's European operations. From 1976 until 1984, Mr. Gargiulo was the Vice President of Searle's Latin American operations.

STEPHEN  M.  DEARHOLT
Age:  55;  Elected  Director:  1996;  Present  Term  Ends:  2002  Annual Meeting

     Mr. Dearholt has served as a Director since April 1996. Mr. Dearholt is a co-founder of and has been a partner in Insurance Processing Center, Inc., one of the largest privately owned life insurance marketing organizations in the United States, since 1972. He has over 23 years of experience in direct response advertising and data based marketing of niche products. Since 1985, he has been a 50% owner of R.T. of Milwaukee, a private investment holding company which operates a stock brokerage business in Milwaukee, Wisconsin. In late 1995, Mr. Dearholt arranged, on very short notice, a $1 million bridge loan which assisted the Company in its purchase of Chartex. Mr. Dearholt is also very active in the nonprofit sector. He is currently on the Board of Directors of Children's Hospital Foundation of Wisconsin, an honorary board member of the Zoological Society of Milwaukee, and the national Advisory Council of the Hazelden Foundation. He is a past board member of Planned Parenthood Association of Wisconsin, and past Chairman of the Board of the New Day Club, Inc.

DAVID  R.  BETHUNE
Age:  61;  Elected  Director:  1996;  Present  Term  Ends:  2002  Annual Meeting

     Mr. Bethune has served as a Director since January 1996. Mr. Bethune has been Chairman and Chief Executive Officer of Atrix Laboratories, Inc. since 1999. From 1997 to 1998, Mr. Bethune held the position of President and Chief Operating Officer of the IVAX Corporation. From 1996 to 1997, Mr. Bethune was a consultant to the pharmaceutical industry. From 1995 to 1996, Mr. Bethune was President and Chief Executive Officer of Aesgen, Inc. a generic pharmaceutical company. From 1992 to 1995, Mr. Bethune was Group Vice President of American Cyanamid Company and a member of its Executive Committee until the sale of the company to American Home Products. He had global executive authority for human biologicals, consumer health products, pharmaceuticals and opthalmics, as well as medical research. Mr. Bethune is on the Board of Directors of the Southern Research Institute, Atrix Laboratories, Inc. and the American Foundation for Pharmaceutical Education, Partnership for Prevention. He is a founding trustee of the American Cancer Society Foundation and an associate member of the National Wholesale Druggists' Association and the National Association of Chain Drug Stores. He is the founding chairman of the Corporate Council of the Children's Health Fund in New York City and served on the Arthritis Foundation Corporate Advisory Council.

MICHAEL  R.  WALTON
Age:  63;  Elected  Director:  1999;  Present  Term  Ends:  2002  Annual Meeting

     Mr. Walton has served as a Director since April 1999. Mr. Walton is President and owner of Sheboygan County Broadcasting Co., Inc., a company he founded in 1972. In addition to its financial assets, Sheboygan County Broadcasting Co. currently owns four radio stations. The company has focused on start-up situations, and growing value in underperforming, and undervalued business situations. It has purchased and sold properties in Wisconsin, Illinois, and Michigan, and has grown to a multi-million dollar asset base from a start-up capital contribution of less than $100,000. Prior to 1972, Mr. Walton was owner and President of Walton Co., an advertising representative firm which he founded in New York City. He has held sales and management positions with Forbes Magazine, The Chicago Sun Times and Gorman Publishing Co., a trade magazine publisher specializing in new magazines which was subsequently sold to a large international publishing concern. Mr. Walton has served on the Boards of the American Red Cross, The Salvation Army and the Chamber of Commerce.

JAMES  R.  KERBER
Age:  69;  Elected  Director:  1999;  Present  Term  Ends:  2002  Annual Meeting

     Mr. Kerber has served as a Director since April 1999. Mr. Kerber has been a business consultant to the insurance industry since January 1996. He has over 40 years of experience in operating insurance companies, predominantly those associated with life and health. From 1994 to 1996, he was Chairman, President, Chief Executive Officer and director of the 22 life and health insurance companies which comprise the ICH Group. In 1990, Mr. Kerber was founding partner in the Life Partners Group where he was Senior Executive Vice President and a director. Prior to that, he was involved with operating and consulting over 200 life and health companies for ICH Corporation, HCA Corporation and US Life Corporation.

RICHARD  E.  WENNINGER
Age:  54;  Director:  2001;  Present  Term  Ends:  2002  Annual  Meeting

     Mr. Wenninger has served as a Director since July 2001. Mr. Wenninger currently serves as Chairman of Wenninger Company, Inc., a mechanical contracting and engineering company. From 1976 to 2001, Mr. Wenninger served as President and Chief Executive Officer of Wenninger Company, Inc. He is also Secretary of Wenn Soft, Inc., a software development, sales and service company he founded in 1997. From 1992 to 1999, Mr. Wenninger served as Secretary of Liftco, Inc. Mr. Wenninger is a current board member of the Boys & Girls Club of Milwaukee, a former President and board member of the Milwaukee Athletic Club, a former board member of the Wisconsin Psychoanalytic Foundation, a former board member of University Lake School, the former President and a current board member of the Plumbing and Mechanical Contractors Association of Milwaukee, the former President and a former board member of the Sheet Metal Contractors Association of Milwaukee and a former board member of the Mechanical Contractors Association of America.

     The  Board of Directors recommends that shareholders vote FOR all nominees.

                         INDEPENDENT PUBLIC ACCOUNTANTS
                                    (Item 3)

     The Board of Directors has appointed McGladrey & Pullen, LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending September 30, 2002. The Board proposes that the shareholders ratify this appointment. McGladrey & Pullen, LLP audited the Company's financial statements for the fiscal year ended September 30, 2001. The Company expects that representatives of McGladrey & Pullen, LLP will be present at the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     In the event that ratification of the appointment of McGladrey & Pullen, LLP as the independent public accountants for the Company is not obtained at the Annual Meeting, the Board of Directors will reconsider its appointment.

     A majority of the shares represented, in person or by proxy, at the Annual Meeting is required to ratify the appointment of the independent public accountants.

     The Board of Directors recommends that shareholders vote FOR the ratification of McGladrey & Pullen, LLP as the independent public accountants for the Company.

FEES  OF  INDEPENDENT  AUDITORS

     Audit Fees. McGladrey & Pullen, LLP billed the Company $81,225 in fees for professional services rendered for the audit of the Company's financial statements for the fiscal year ended September 30, 2001, and for the review of the interim financial statements in the Company's Quarterly Reports on Form 10-QSB during the fiscal year ended September 30, 2001.

     Financial Information Systems Design and Implementation Fees. McGladrey & Pullen, LLP did not render any professional services to the Company for information technology advice during the fiscal year ended September 30, 2001.

     All Other Fees. McGladrey & Pullen, LLP billed the Company $9,750 in fees for all other professional services rendered to the Company during the fiscal year ended September 30, 2001. These services primarily consisted of tax services.

     The Audit Committee of the Board of Directors of the Company considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of McGladrey & Pullen, LLP.

DIRECTORS

     The Board of Directors currently consists of eight members: O.B. Parrish, William R. Gargiulo, Jr., Mary Ann Leeper, Ph.D., Stephen M. Dearholt, David R. Bethune, Michael R. Walton, James R. Kerber and Richard E. Wenninger. At each annual meeting of shareholders, directors are elected for a term of one year to succeed those directors whose terms are expiring.

COMMITTEE  OF  THE  BOARD  OF  DIRECTORS  AND  MEETING  ATTENDANCE

     The Company has an Audit Committee. The Board's Audit Committee is comprised of Mr. Bethune, Mr. Dearholt and Mr. Kerber. The responsibilities of the Audit Committee, in addition to such other duties as may be specified by the Board of Directors, include the following: (a) recommendation to the Board of Directors of independent auditors for the Company; (b) review of the timing, scope and results of the independent auditors' audit examination; (c) review of periodic comments and recommendations by the auditors and of the Company's response thereto; (d) review of the Company's balance sheet, statement of operations and cash flows; and (e) review of the scope and adequacy of internal accounting controls. The Audit Committee met two times during the fiscal year ended September 30, 2001.

     The Board of Directors held 13 meetings during the Company's fiscal year ended September 30, 2001. Other than Mr. Bethune, no incumbent director attended fewer than 75% of the aggregate of (a) the total number of meetings of the Board of Directors and (b) the total number of meetings held by all committees of the Board on which he or she served, if any.

REPORT  OF  THE  AUDIT  COMMITTEE

     The Audit Committee is comprised of three members of the Company's Board of Directors. Because the Common Stock is traded on the Over the Counter Bulletin Board, the Company is not subject to the listing requirements of any securities exchange or Nasdaq regarding the membership of the Company's Audit Committee. However, each member of the Audit Committee is independent as defined in Rule 4200(a)(14) for the listing standards of the Nasdaq Stock Market. The Audit Committee does not have a written charter.

     The  Audit  Committee  has:

- reviewed and discussed the Company's audited financial statements for the fiscal year ended September 30, 2001, with the Company's management and with the Company's independent auditors;

- discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards); and

- received and discussed the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board
     Statement  No.  1  (Independence  discussions  with  Audit  Committees).

     Based on such review and discussions with management and the independent auditors, the Audit Committee recommended that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2001, for filing with the Securities and Exchange Commission.

                                AUDIT COMMITTEE:
                                David R. Bethune
                              Stephen M. Dearholt
                                James R. Kerber

DIRECTOR  COMPENSATION  AND  BENEFITS

     Directors who are officers of the Company do not receive compensation for serving in such capacity. Individual directors who are not officers of the Company receive $1,000 for attendance in person at each board meeting or meeting of a committee of which he or she is a member. In addition, each director who is not an employee of the Company receives an automatic grant of options to purchase 30,000 shares Common Stock under the Company's Outside Director Stock Option Plan. This grant is made upon the director's initial appointment to the Board of Directors and the options vest in accordance with the vesting criteria set forth in the plan.

EXECUTIVE  OFFICERS

     The names of, and certain information regarding, executive officers of the Company who are not directors of the Company, are set forth below.

Name             Age                                  Position
Jack Weissman     54  Vice President-Sales
Michael Pope      45  Vice President and General Manager of The Female Health Company (UK) Plc.
Mitchell Warren   35  Vice President-International Affairs
Robert R. Zic     38  Principal Accounting Officer


JACK  WEISSMAN
Vice  President-Sales

     Mr. Weissman has served as Vice President-Sales since June 1995. From 1992 to 1994, Mr. Weissman was Vice President-Sales for Capitol Spouts, Inc., a manufacturer of pouring spouts for gable paper cartons. During the period from 1989 to 1992, he acted as General Manager-HTV Group, an investment group involved in the development of retail stores. Mr. Weissman joined Searle's Consumer Products Group in 1979 and held positions of increasing responsibility, including National Account and Military Sales Manager. From 1985 to 1989, he was Director-Retail Business Development for The NutraSweet Company, a Searle subsidiary. Prior to Searle, Mr. Weissman worked in the consumer products field as account manager and territory manager for Norcliff Thayer and Whitehall Laboratories.

MICHAEL  POPE
Vice  President,  General  Manager-The  Female  Health  Company  (UK)  Plc.

     Mr. Pope has served as Vice President of the Company since 1996 and as General Manager of The Female Health Company (UK) Plc. (formerly Chartex International, Plc.) since the Company's 1996 acquisition of Chartex. Mr. Pope has also served as a Director of The Female Health Company, Ltd. (formerly Chartex Resources Limited) and The Female Health Company (UK) Plc. since 1995. From 1990 until 1996, Mr. Pope was Director of Technical Operations for Chartex with responsibility for manufacturing, engineering, process development and quality assurance. Mr. Pope was responsible for the development of the high speed proprietary manufacturing technology for the female condom and securing the necessary approvals of the manufacturing process by regulatory organizations, including the FDA. Mr. Pope was also instrumental in developing and securing Chartex's relationship with its Japanese marketing partner. Prior to joining Chartex, from 1986 to 1990, Mr. Pope was Production Manager and Technical Manager for Franklin Medical, a manufacturer of disposable medical devices. During the period from 1982 to 1986, Mr. Pope was Site Manager, Engineering and Production Manager, Development Manager and Silicon Manager for Warne Surgical Products.

MITCHELL  WARREN
Vice  President-International  Affairs.

     Mr. Warren has served as Vice President - International Affairs of the Company since February 2000 and as Director of International Affairs of the Company from January 1999 to February 2000. From 1993 to 1998, Mr. Warren was employed by Population Services International (PSI), an international social marketing and communications organization, first as Executive Director of PSI/South Africa and then of PSI/Europe. From 1989 to 1993, Mr. Warren was Program Director of Medical Education for South African Blacks.

ROBERT  R.  ZIC
Principal  Accounting  Officer

     Mr. Zic has served as the Principal Accounting Officer since March 1999. From 1998 to 1999, Mr. Zic held the dual positions of Acting Controller and Acting Chief Financial Officer at Ladbroke's Pacific Racing Association division. From 1995 to 1998, Mr. Zic served as the Chief Accounting Manager and Assistant Controller at Argonaut Insurance Company. In this capacity, he was responsible for the financial and accounting operations of Argonaut and its four subsidiaries. From 1990 to 1994, he was the Assistant Controller of CalFarm Insurance Company, where he was responsible for the company's external reporting duties. From 1988 to 1990, Mr. Zic was a Senior Accountant responsible for the statutory-based financials of Allstate Insurance Company. Mr. Zic's career began in 1986 as an auditor with Arthur Andersen & Co.

                             EXECUTIVE COMPENSATION

     The following table sets forth the annual and long-term compensation for each of the last three fiscal years for the Company's Chief Executive Officer and only executive officer of the Company who received salary and bonus in excess of $100,000 during the fiscal year ended September 30, 2001 (the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                              ANNUAL       LONG-TERM COMPENSATION
                                           COMPENSATION            AWARDS
                                           ------------  ----------------------------
                                                         RESTRICTED
                                                           STOCK        SECURITIES
                                FISCAL       SALARY        AWARDS       UNDERLYING
NAME AND PRINCIPAL POSITION      YEAR          ($)           ($)     OPTIONS/SARS (#)
---------------------------  ------------  ------------  ----------  ----------------
O.B. Parrish                         2001        90,000           -                 -
Chairman and Chief                   2000        90,000           -                 -
Executive Officer                    1999        90,000           -           200,000

Mary Ann Leeper, Ph.D.               2001       225,000           -                 -
President and Chief                  2000       225,000           -                 -
Operating Officer                    1999       225,000           -           500,000
---------------------------  ------------  ------------  ----------  ----------------

OPTION  GRANTS  DURING  THE  YEAR  ENDED  SEPTEMBER  30,  2001

     No stock options were granted to the named executive officers of the Company during the fiscal year ended September 30, 2001.

AGGREGATED  OPTION  VALUES  AT  SEPTEMBER  30,  2001

     The following table presents the value of unexercised options held by the named executive officers at September 30, 2001:

                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                        UNDERLYING UNEXERCISED OPTIONS     IN-THE-MONEY OPTIONS
                             AT SEPTEMBER 30, 2001       AT SEPTEMBER 30, 2001 (1)
                        ------------------------------  ---------------------------
NAME                    EXERCISABLE / UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
----------------------  ------------------------------  ---------------------------
O.B. Parrish                           0 / 464,000 (2)  $                       0/0
Mary Ann Leeper, Ph.D.                 0 / 790,000 (2)  $                       0/0
----------------------  ------------------------------  ---------------------------

(1) Values are calculated by subtracting the exercise price from the $0.51 per share closing price of the Common Stock on September 28, 2001.


                                       13

(2) In September 2001, Mr. Parrish and Dr. Leeper each agreed to waive their rights to exercise outstanding options until the Company amends its Amended and Restated Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance. As of September 30, 2001, Mr. Parrish held options to purchase 88,000 shares of Common Stock that were exercisable but for the effect of his waiver and Dr. Leeper held options to purchase 96,667 shares of Common Stock that were exercisable but for the effect of her waiver. In consideration for these waivers, the Company agreed to reduce the exercise price of such options to $0.56 per share.

EMPLOYMENT  AGREEMENTS

     The Company entered into an employment agreement with Dr. Leeper effective May 1, 1994. The original term of Dr. Leeper's employment extended to April 30, 1997 and after April 30, 1997 her employment term renews automatically for additional three-year terms unless notice of termination is given. The employment agreement has automatically renewed for a term ending on April 30, 2003. The Company may terminate the employment agreement at any time for cause. If Dr. Leeper is terminated without cause, the Company is obligated to continue to pay Dr. Leeper her base salary and any bonus to which she would otherwise have been entitled for a period equal to the longer of two years from date of termination or the remainder of the then applicable term of the employment agreement. In addition, the Company is obligated to continue Dr. Leeper's participation in any of its health, life insurance or disability plans in which Dr. Leeper participated prior to her termination of employment. Dr. Leeper's employment agreement provided for a base salary of $175,000 for the first year of her employment term, $195,000 for the second year of her employment term and $225,000 for the third year of her employment term, subject to the achievement of performance goals established by Dr. Leeper and the Board of Directors. If the employment agreement is renewed beyond the initial three-year term, it requires her base salary to be increased annually by the Board of Directors based upon her performance and any other factors that the Board of Directors considers appropriate. For fiscal 2000 and 2001, Dr. Leeper's base salary was $225,000 per year. The employment agreement also provides Dr. Leeper with various fringe benefits including an annual cash bonus of up to 100% of her base salary. The Board of Directors may award the cash bonus to Dr. Leeper in its discretion. To date, Dr. Leeper has not been awarded a cash bonus.

CHANGE  OF  CONTROL  AGREEMENTS

     In fiscal 1999, the Company entered into Change of Control Agreements with each of O.B. Parrish, the Company's Chairman and Chief Executive Officer, Mary Ann Leeper, the Company's President and Chief Operating Officer, and Michael Pope, the Company's Vice President. In fiscal 2000, the Company entered into a Change of Control Agreement with Mitchell Warren, the Company's Vice-President-International Affairs. These agreements essentially act as springing employment agreements which provide that, upon a change of control, as defined in the agreement, the Company will continue to employ the executive for a period of three years in the same capacities and with the same compensation and benefits as the executive was receiving prior to the change of control, in each case as specified in the agreements. If the executive is terminated without cause or if he or she quits for good reason, in each case as defined in the agreements, after the change of control, the executive is generally entitled to receive a severance payment from the Company equal to the amount of compensation remaining to be paid to the executive under the agreement for the balance of the three-year term.

                               SECURITY OWNERSHIP

     The following table sets forth certain information as of December 20, 2001 with respect to (a) each person known to the Company to own beneficially more than 5% of the Common Stock, (b) each named executive officer, (c) each director of the Company, and (d) all directors and executive officers as a group. The Company has determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission (the "SEC").

Unless otherwise indicated, the persons and entities included in the table have sole voting and investment power with respect to all shares beneficially owned, except to the extent authority is shared by spouses under applicable law. Shares of Common Stock subject to options or warrants that are either currently exercisable or exercisable within 60 days of December 20, 2001, and shares of Common Stock subject to the conversion of preferred stock or convertible debentures outstanding as of December 20, 2001, are treated as outstanding and beneficially owned by the holder for the purpose of computing the percentage ownership of the holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

                                                   AMOUNT OF BENEFICIAL
                                                         OWNERSHIP
                                                  ---------------------
NAME OF BENEFICIAL OWNER                           SHARES     PERCENT
------------------------------------------------  ---------  ----------
O.B. Parrish (1) (2)                                832,501       5.1%
William R. Gargiulo, Jr. (1) (2)                    335,001       2.1%
Mary Ann Leeper, Ph.D. (1) (2)                      370,901       2.3%
Stephen M. Dearholt (2) (3)                       4,101,612      22.1%
David R. Bethune (2)                                      0         0%
James R. Kerber (2) (4)                             543,710       3.4%
Michael R. Walton (5)                               509,000       3.1%
Richard E. Wenninger (6)                          3,361,470      19.2%
Gary Benson (7)                                   1,701,450       9.8%
All directors, nominees and executive officers,
as a group (12 persons) (1)(2)(3)(4)(5)(6)        9,420,193      44.4%
------------------------------------------------  ---------  ----------


                                       15

(1) Includes 294,501 shares owned by and 30,000 shares under option to Phoenix of Illinois. Under the rules of the SEC, Messrs. Parrish and Gargiulo and Dr. Leeper may be deemed to share voting and dispositive power as to such shares since Mr. Gargiulo is a trustee of a trust which is a shareholder, and Mr. Parrish and Dr. Leeper are officers, directors and shareholders, of Phoenix of Illinois. For Dr. Leeper, also includes 46,400 shares owned by her; for Mr. Parrish, also includes 71,500 shares owned by him, 36,500 shares under warrants to him and 400,000 shares under warrants held by the Geneva O. Parrish 1996 Living Trust of which Mr. Parrish is beneficiary and for which Mr. Parrish may be deemed to share voting and investment power; and for Mr. Gargiulo, also includes 10,500 shares owned by him.

(2) Does not include the following shares under options that were exercisable but for the effect of a waiver by the holder of his or her rights to exercise such options until the Company amends its Amended and Restated Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance: Mr. Parrish, 88,000 shares under such options; Mr. Gargiulo, 16,667 shares under such options; Dr. Leeper, 96,667 shares under such options; Mr. Dearholt, 50,000 shares under such options; Mr. Bethune, 50,000 shares under such options; Mr. Kerber, 30,000 shares under such options; and all directors, nominees and executive officers as a group, 331,334 shares under such options. In consideration for these waivers, the Company agreed to reduce the exercise price of such options to $0.56 per share.

(3) Includes 703,605 shares owned directly by Mr. Dearholt. Also includes 69,500 shares held by the Dearholt, Inc. Profit Sharing Plan, 9,680 shares held by Response Marketing Money Purchase Plan, 13,700 shares held in a self-directed IRA, 186,427 shares held by the Mary C. Dearholt Trust of which Mr. Dearholt, a sibling and his mother are trustees, 18,100 shares held by Mr. Dearholt's minor child, 418,100 shares held by the John W. Dearholt Trust of which Mr. Dearholt is a co-trustee with a sibling, and 60,000 shares of preferred stock held by the Mary C. Dearholt Trust, of which Mr. Dearholt, a sibling and his mother are trustees, that are convertible share-for-share into shares of Common Stock. Mr. Dearholt shares the power to vote and dispose of 640,998 shares of Common Stock (including 60,000 shares of preferred stock convertible into Common Stock) held by the Mary C. Dearholt Trust and the John W. Dearholt Trust. Mr.
     Dearholt has sole power to vote and dispose of the remaining shares of Common Stock, except that North Central Trust has the sole power to vote and dispose of the 9,680 shares of Common Stock held by the Response Marketing Money Purchase Plan. Also includes warrants to purchase 2,622,500 shares of Common Stock (of which warrants to purchase up to 1,100,000 shares have been pledged to a bank to secure a guarantee by Mr. Dearholt on behalf of the Company).


                                       16

(4) Includes 200,000 shares subject to exercise of warrants. The warrants have been pledged to a bank to secure a guarantee by Mr. Kerber on behalf of the Company.

(5) Includes 200,000 shares of Common Stock owned directly by Mr. Walton, 173,030 shares of preferred stock owned by Mr. Walton and 135,970 shares of preferred stock held by a trust of which Mr. Walton is trustee.

(6) Includes (a) 500,000 shares of Common Stock subject to conversion of a convertible debenture due March 30, 2004 (based upon $250,000 of principal under such convertible debenture, divided by the conversion rate of $0.50),
     (b) 5,000 shares of Common Stock held by Mr. Wenninger's spouse (Mr. Wenninger disclaims beneficial ownership of the shares held by his spouse),
     (c) 1,100,000 shares of Common Stock subject to exercise of warrants, consisting of a warrant to purchase 100,000 shares and a warrant to purchase a maximum of 1,000,000 shares and (d) 60,000 shares of preferred stock held by Mr. Wenninger. The warrants described in (c) above have been pledged to a bank to secure a guarantee by Mr. Wenninger on behalf of the Company.

(7) Includes warrants to purchase 1,500,000 shares of Common Stock and 21,000 shares of preferred stock.

     The above beneficial ownership information is based on information furnished by the specified person and is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as required for purposes of this Proxy Statement. This information should not be construed as an admission of beneficial ownership for other purposes.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC on Form 3, 4 and 5. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during fiscal 2001 all section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that Mr. Wenninger filed a Form 3 in August 2001 to report his beneficial ownership of more than 10% of the Common Stock as of May 2001, Dr. Leeper filed a Form 4 in November 2001 to report a transaction completed in September 2001 and Mr. Dearholt filed a Form 5 in November 2001 to report a transaction completed in August 2001.

                              CERTAIN TRANSACTIONS

     On March 25, 1997, 1998, 1999, 2000, and 2001 the Company extended a $1 million one-year promissory note payable by the Company to Stephen M. Dearholt, a current director of the Company, in connection with a previous loan Mr. Dearholt made to the Company. The promissory note is now payable in full on March 25, 2002 and bears interest at 12% per annum payable monthly. The borrowing transactions were effected in the form of a promissory note from the Company to Mr. Dearholt and related Note Purchase and Warrant Agreements and Stock Issuance Agreements. Under the 1997, 1998 and 1999 Note Purchase and Warrant Agreements, the Company issued to Mr. Dearholt warrants to purchase
200,000 shares of Common Stock for each of the three years respectively, at exercise prices of $1.848, $2.25 and $1.16 per share, respectively. In 2000, the Company issued to Mr. Dearholt warrants to purchase 250,000 shares of Common Stock at an exercise price of $0.71 per share. In 2001, the Company issued to Mr. Dearholt warrants to purchase 280,000 shares of Common Stock at an exercise price of $0.40 per share. The warrants expire upon the earlier of their exercise or on March 25, 2005 for the warrants issued in 1997, March 25, 2007 for the warrants issued in 1998, March 25, 1998 for the warrants issued in 1999, March 25, 2010 for the warrants issued in 2000, and March 25, 2011 for the warrants issued in 2001. Under the Stock Issuance Agreements, if the Company fails to pay the $1 million under the note when due, the Company must issue 280,000 shares of Common Stock to Mr. Dearholt. This issuance will not, however, alleviate the Company from its liability under the note. The Company also granted Mr. Dearholt certain securities registration rights with respect to any Common Stock he receives from the Company under these warrants or the Stock Issuance Agreement. Mr. Dearholt has agreed that, if the Company requests, he will extend the promissory note for an additional one-year term to be due and payable on March 25, 2003 upon the same terms as the prior note extension.

     Additionally, during 2000 and 2001 the Company extended notes of $250,000 from Stephen M. Dearholt and $50,000 from O.B. Parrish, each a current director of the Company. Each note payable bears interest at 12% and was payable in full in 2002. As part of the 2000 renewal, the Company issued Mr. Dearholt and Mr. Parrish warrants to purchase 62,500 and 12,500 shares of Common Stock at $0.77 and $0.72 per share, respectively. As part of the 2001 renewal, the Company issued Mr. Dearholt and Mr. Parrish warrants to purchase 70,000 and 14,000 shares of Common Stock at $0.40 and $0.40 per share, respectively. Any stock issued under the warrants carry certain registration rights. The warrants expire in 2011. Each of these notes was subsequently paid off in June 2001.

     On June 14, 2000, the Company completed a private placement of 400,000 shares of Common Stock to The John W. Dearholt Trust at a price of $0.50 per share, representing a discount of 6% from the closing price of the Common Stock on the Over the Counter Bulletin Board on that date. Stephen M. Dearholt is a co-trustee of this trust. As part of this private placement, the Company granted the investor registration rights which require that the Company register the investor's resale of those shares.

     The Company entered into a loan agreement on May 18, 2001, providing for a three-year loan commitment from a bank of up to $2,000,000. The Company may borrow under this loan agreement from time to time subject to a number of conditions, including obtaining personal guarantees of 125% of the amount outstanding under the loan. In May 2001, the Company borrowed a total of $1.5 million under this loan agreement. Five persons provided guarantees equal in total to the $1.5 million outstanding under the loan. The guarantors included
James R. Kerber, Stephen M. Dearholt, Richard E. Wenninger and a trust for the benefit of O.B. Parrish. Each guarantor may be liable to the lender for up to 125% of the guarantor's guarantee amount if the Company defaults under the loan. The Company issued warrants to the guarantors to purchase the number of shares of Common Stock equal to the guarantee amount of such guarantor divided by the warrant purchase price as of the date of exercise. The warrant purchase price is the price per share equal to 70% of the market price of the Common Stock at the time of exercise, but in no event will the warrant purchase price be less than $0.50 per share or more than $1.00 per share. The Company also issued additional warrants to purchase 100,000 shares of Common Stock at an exercise price of $0.50 per share to each of Stephen M. Dearholt and Richard E. Wenninger because each of them guaranteed $500,000 under the loan. The Company granted all of the guarantors registration rights which require that the Company register the shares of Common Stock underlying the warrants.

     Effective March 30, 2001, the Company issued a $250,000 convertible debenture to Richard E. Wenninger. Mr. Wenninger subsequently became a member of the Company's board of directors in July 2001. The convertible debenture bears interest at 12% per annum and has a three-year term. Mr. Wenninger may convert the convertible debenture into Common Stock at any time based on a conversion rate of $0.50 per share.

     In  August  2001,  the  Company  issued 1,000,000 shares of Common Stock to
Richard E. Wenninger for a total purchase price of $500,000. The Company granted Mr. Wenninger registration rights which require that the Company register the shares of Common Stock it issued to Mr. Wenninger.

     During fiscal 2001, the Board of Directors of the Company elected to extend the terms warrants held by Mr. Dearholt, consisting of warrants to purchase a total of 240,000 shares of Common Stock at exercise prices between $3.00 and $3.10, for an additional five years.

     It has been and currently is the policy of the Company that transactions between the Company and its officers, directors, principal shareholders or affiliates are to be on terms no less favorable to the Company than could be obtained from unaffiliated parties. The Company intends that any future transactions between the Company and its officers, directors, principal shareholders or affiliates will be approved by a majority of the directors who are not financially interested in the transaction.

                             INDEPENDENT ACCOUNTANTS

     For the fiscal year ending September 30, 2001, McGladrey & Pullen, LLP served as the Company's independent auditors.

                        PROPOSALS FOR 2001 ANNUAL MEETING

     Any shareholder who desires to submit a proposal for inclusion in the Company's 2003 Proxy Statement should submit the proposal in writing to Mr. O.B. Parrish, Chief Executive Officer, The Female Health Company, 515 North State Street, Suite 2225, Chicago, Illinois, 60610. The Company must receive a proposal by October 9, 2002 in order to consider it for inclusion in the Company's 2003 Proxy Statement. Any shareholder who intends to present a proposal at the 2003 Annual Meeting of Shareholders without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal to the Company no later than December 23, 2002.

                                  ANNUAL REPORT

     The Company is required to file an Annual Report, called a Form 10-KSB, with the SEC. A copy of the Annual Report on Form 10-KSB for the year ended September 30, 2001 will be provided without charge on written request of any shareholder whose proxy is being solicited by the Board of Directors. The written request should be directed to: Corporate Secretary, The Female Health Company, 515 North State Street, Suite 2225, Chicago, Illinois 60610.

                            EXPENSES OF SOLICITATION

     The cost of this solicitation of proxies will be paid by the Company. It is anticipated that the proxies will be solicited only by mail, except that solicitation personally or by telephone may also be made by the Company's regular employees who will receive no additional compensation for their services in connection with the solicitation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material and annual reports to beneficial owners of stock held by such persons. The Company will reimburse such parties for their expenses in so doing.

                                       By  Order  of  the  Board  of  Directors,


                                       William  R.  Gargiulo,  Jr.,  Secretary


Chicago,  Illinois
February  6,  2002

                                      PROXY
                            THE FEMALE HEALTH COMPANY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints O.B. Parrish and William R. Gargiulo, Jr., or either one of them, each with full power of substitution and resubstitution, as proxy or proxies of the undersigned to attend the Annual Meeting of Shareholders of The Female Health Company to be held at the Renaissance Chicago Hotel, Rhine Room, Third Floor, One West Wacker Drive, Chicago, IL 60601-1802 on March 15, 2002 at 2:00 p.m., local time, and at any adjournment thereof, there to vote all shares of Common Stock and Class A Convertible Preferred Stock - Series 1 which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, ratifies all that said proxies or their substitutes may lawfully do by virtue hereof, and revokes all former proxies.

Please sign exactly as your name appears hereon, date and return this Proxy. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO GRANT AUTHORITY TO APPROVE AND ADOPT THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION, TO ELECT THE NOMINATED DIRECTORS AND TO RATIFY THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS THE COMPANY'S AUDITORS. IF OTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES APPOINTED.

               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

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                                   THE FEMALE HEALTH COMPANY ANNUAL MEETING OF SHAREHOLDERS

1.   To approve and adopt the amendment to the Company's  Amended  and  Restated     [ ]   FOR       [ ]   AGAINST    [ ]  ABSTAIN
     Articles of Incorporation to increase the total number of authorized shares of the Company's common stock from 27,000,000 to 35,500,000 shares.

2.   ELECTION OF  DIRECTORS:                                                                     [ ] FOR all        [ ] WITHHOLD
     (terms expiring at the 2003       1-O.B. PARRISH 2-MARY ANN LEEPER, PH.D. 3-WILLIAM R.      nominees listed    AUTHORITY to
     Annual  Meeting)                 GARGIULO, JR. 4-STEPHEN M. DEARHOLT 5-DAVID R. BETHUNE     to the left        vote for all
                                              6-MICHAEL R. WALTON 7-JAMES R. KERBER              (except as         nominees listed
                                                     8-RICHARD E. WENNINGER                      specified below).  to the left.

(Instructions: To withhold authority to vote for any  indicated  nominee,                        ----------------------------------
write  the  number(s)  of  the  nominee(s)  in  the  box  provided  to  the  right.)             |                               |
                                                                                                 |                               |
                                                                                                 ----------------------------------

3.   To ratify the appointment of McGladrey  &  Pullen,  LLP  as  the  Company's     [ ]   FOR       [ ]   AGAINST    [ ]  ABSTAIN
     auditors  for  the  fiscal  year  ending  September  30,  2002.

4. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

                                               Date                                                    NO. OF SHARES
                                                    ------------------------------------

CHECK APPROPRIATE BOX
Indicate  changes  below:                                                             ---------------------------------------------
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Address Change?  [ ]               Name Change?  [ ]                                  |                                          |
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                                                                                      Signature(s) in Box
                                                                                      If signing as attorney,  executor,
                                                                                      administrator,  trustee  or
                                                                                      guardian,  please  add  your  full
                                                                                      title as such. If shares  are
                                                                                      held by two or more  persons,  all
                                                                                      holders must sign the Proxy.
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